UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

March 4, 2022

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2022, electroCore, Inc. (the “Company”) announced that its board of directors (the “Board”) appointed two new members, effective March 15, 2022. The newly appointed Class I members of the Board are Patricia Wilber and Julie Ann Goldstein (the “New Directors”). As Class I directors, Ms. Wilber’s and Ms. Goldstein’s term each lasts until the Company’s 2022 annual meeting of stockholders.

Neither of the New Directors is a party to, or has any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between any of the New Directors and any other persons pursuant to which each was selected as a director.

In connection with their appointment, each of the New Directors is expected to be granted an inaugural award pursuant to the Company’s Non-Employee Director Compensation Policy.

Additionally, each of the New Directors and the Company will enter into the Company’s standard form of indemnification agreement for directors and executive officers.

The Company also announced that two current Class I members of the Board, Stephen Ondra, M.D., and Michael G. Atieh, will be resigning from the Board. The Board accepted Dr. Ondra’s resignation effective March 4, 2022. It is expected that Mr. Atieh will serve the rest of his term until the Company’s 2022 annual meeting of stockholders. Dr. Ondra’s and Mr. Atieh’s decisions to resign did not result from any disagreement with the Company on any matter relating to Company operations, policies or practices.

By resolution of the Board, the size of the Board was decreased from nine members to eight members on March 4, 2022. As of March 15, 2022, the size of the Board will increase from nine members to 10 members, and the size of the Board will be reduced to nine members effective immediately prior to the Company’s 2022 annual meeting of stockholders.

A copy of the press release announcing the foregoing matters is filed with this Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated March 9, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

March 9, 2022	/s/ Brian Posner
Brian Posner
Chief Financial Officer